UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 14, 2020

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-38214	31-1236686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR. GLEN ALLEN, VA		23060
(Address of principal executive offices)		(Zip code)

(804) 273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hamilton Beach Brands Holding Company (the "Company") held its Annual Meeting of Stockholders on May 12, 2020. Reference is made to the Company's 2020 Proxy Statement filed with the Securities Exchange Commission on March 26, 2020 for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following eleven nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
Mark R. Belgya	44,033,442	539,402	358,404
J.C. Butler, Jr.	43,450,727	1,123,437	358,404
Paul D. Furlow	43,652,730	920,114	358,404
John P. Jumper	43,646,819	926,025	358,404
Dennis W. LaBarre	43,579,308	993,536	358,404
Michael S. Miller	43,647,005	925,839	358,404
Alfred M. Rankin, Jr.	43,462,908	1,111,256	358,404
Thomas T. Rankin	43,910,095	664,069	358,404
James A. Ratner	43,625,335	947,509	358,404
Gregory H. Trepp	44,047,642	525,202	358,404
Clara R. Williams	44,364,091	210,073	358,404

Proposal 2 - The stockholders approved the Company's amended and restated Executive Long-Term Equity Incentive Plan:

For	44,513,745
Against	56,348
Abstain	4,071

Proposal 3 - The stockholders approved, on an advisory basis, the Company’s Named Executive Officer compensation:

For	44,361,354
Against	146,918
Abstain	65,892

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for 2020:

For	44,902,722
Against	26,339
Abstain	3,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2020		Hamilton Beach Brands Holding Company

		By:	/s/ Dana B. Sykes
		Name:	Dana B. Sykes
		Title:	Senior Vice President, General Counsel and Secretary